Net Loss Per Share	3 Months Ended
Mar. 31, 2026
Earnings Per Share [Abstract]
Net Loss Per Share

Note 10 – Net Loss Per Share

Basic net loss per share is computed by dividing net loss, which is allocated based upon the proportionate amount of weighted average shares outstanding, to each class of stockholder’s stock outstanding during the period. For the calculation of diluted net loss per share, net loss per share attributable to common stockholders for basic net loss per share is adjusted by the effect of dilutive securities, including awards under our equity compensation plans.

As of March 31, 2026 and March 31, 2025, 72,339 and 23,046, respectively of potentially dilutive weighted average shares were excluded from the calculation of diluted net loss per share because their effect would have been anti-dilutive for the periods presented.